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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2000


                                ClearLogic, Inc.
             (Exact name of Registrant as Specified in its Charter)

    Delaware                             0-24376                33-0612125
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation                   File No.)            Identification No.)


                  41 South Haddon Avenue, Haddonfield, NJ 08033
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (856) 547-7844.



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 Item 8.  Change in Fiscal Year.

         On February 7, 2000, the Registrant changed its fiscal year to the calendar year, commencing with the period ended December 31, 1999. The former fiscal year was the twelve months ended March 31st. The change of fiscal year will be reflected in a Form 10-K for the year ended December 31, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CLEARLOGIC, INC.



Date: February 7, 2000



                                        /s/ Sina Khelil
                                        --------------------------------------
                                        Sina Khelil
                                        President and Chief Executive Officer